UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND

ANNUAL REPORT

October 31, 2009

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund	Distributor:
A Series of Meehan Mutual Funds, Inc.	Integrity Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	1 North Main Street
Bethesda, MD 20814	Minot, ND 58703
(866) 884-5968	(800) 933-8413

                                                       December 30, 2009

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (“the Fund”) for its fiscal year ended October 31, 2009 was 8.58%.  The Fund’s net asset value (“NAV”) at October 31 was $13.28 per share (net of a $0.12 per share income distribution).  Over the past fiscal year the Fund’s return trailed the Standard and Poor’s 500 Total Return Index (“S&P 500”) and the NASDAQ Composite Index (“NASDAQ”).  However, for the past five years and since inception the Fund has outperformed both the S&P 500 and the NASDAQ.  The Fund’s results for its 2009 fiscal year, for five years, and since inception on December 10, 1999 are shown below with comparable results for the S&P 500 and NASDAQ.

	Fiscal Year November 1, 2008 – October 31, 2009	Annualized Return Five Years November 1, 2004 – October 31, 2009	Annualized Return From Inception December 10, 1999 – October 31, 2009
Meehan Focus Fund	8.58%	1.35%	1.99%
S&P 500 Total Return Index**	9.80%	0.33%	-1.30%
NASDAQ**	18.84%	-0.50%	-5.54%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information, please call (866) 884-5968.

The Meehan Focus Fund’s total annual operating expenses are 1.16%.

* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market.  The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.

The stock market has soared over the past six months amid increasing indications that the worst of the financial and economic crisis is behind us.  As of December 29, the S&P 500 is up roughly 27% for 2009 and has risen more than 60% from its March low.  The Fund’s NAV is now $14.51, and the Fund is up approximately 27% for 2009 and more than 60% from its March low.

Looking to 2010, we see a number of reasons to be optimistic about the prospects for the economy and the markets.  GDP rose in the third quarter after four straight quarters of declines, suggesting the economic recovery is gaining traction; the S&P/Case-Shiller Home Price Index has risen for the past five months following 33 months of declines; and stock market volatility has declined significantly from its November 2008 peak.  Finally, while lending remains constrained in some sectors, many corporations have access to credit now that interest rate spreads have narrowed and credit markets have regained stability.

While we believe the optimistic case is strong, problems do remain.  Most importantly, unemployment, despite an unexpected decline in November, remains at 10%.  Consumer spending, a critical element of a sustained recovery, will not pick up in earnest until the employment picture brightens.  Other risks to an economic recovery and healthy markets include the government’s ability to exit its various stimulus measures, the impact of this unwinding on consumer prices and credit availability, and problems in commercial real estate.  Finally, corporate earnings must continue the recovery begun this year.

The surging market has made finding attractively valued stocks a more challenging undertaking than earlier this year, but we do continue to find stocks selling at a significant discount to our estimate of their intrinsic value.  Since our last report we have added three stocks to the Fund’s portfolio: home improvement retailing giant Lowe’s, leading seed and agricultural chemical producer Monsanto, and small cap rock salt and potash producer Compass Minerals, which is discussed in more detail below.  We also substantially increased our positions in Procter & Gamble, Johnson & Johnson, and Microsoft.

We exited positions in several stocks over the past six months including eBay, CarMax, EMC, and the iShares Emerging Markets Fund, all of which were sold at substantial gains.  Each had risen substantially this year, reaching what we considered full valuation, and we decided to sell them and redeploy the proceeds to new and existing positions that we believe offer better long-term appreciation potential.

Portfolio Review

The attached Schedule of Investments identifies the stocks we owned and their market value as of October 31, 2009.  Our Fund held 30 stocks, and nearly 92% of the Fund’s assets were invested in 25 companies. Our top 10 holdings, which represented more than 48% of the Fund’s portfolio, were as follows:

	Company	% of Fund
1.	Berkshire Hathaway Inc., Class B	8.3
2.	Nestlé SA ADR	5.6
3.	Microsoft Corp.	4.8
4.	Diageo PLC ADR	4.7
5.	WellPoint, Inc.	4.4
6.	American Express Co.	4.4
7.	Cisco Systems, Inc.	4.3
8.	Johnson & Johnson	4.1
9.	Procter & Gamble Co.	4.0
10.	Automatic Data Processing, Inc.	3.8
		48.4

As of October 31, 2009, seven of our top ten holdings showed gains, with WellPoint, Johnson & Johnson, and Procter & Gamble being the exceptions.  Our largest gains, in dollar terms, are in Berkshire Hathaway, Nestlé, and Microsoft.  As of this writing, both WellPoint and Johnson & Johnson show gains for the Fund and we anticipate that these financially sound, well managed health care companies will deliver solid returns for the Fund in the future.  With its well known brands, financial strength, and solid management, Procter & Gamble is well positioned to benefit as the economy recovers.

Our best performing stocks over the past six months were Nestlé, Microsoft, Diageo, and American Express.  Strong performance from these and several other Fund holdings outweighed declines from Nokia and Fastenal, the Fund’s weakest performers.  Nokia was hurt by intense competition in the mobile phone market and the relative weakness of its Smartphone offerings.  Despite its struggles, we believe Nokia is adapting to the competitive landscape and, with its scale and global distribution network, performance should improve.  Results at industrial distributor Fastenal reflect the troubles of the construction-related businesses it serves.  In our view, as the economy recovers and construction activity picks up earnings growth will return at this well run, no frills business.

Brief Discussion of Three of Our Top Holdings

	Average Cost Per Share	October 31, 2009 Market Price per Share	Percent Increase (Decrease)
Cisco Systems, Inc.	$22.50	$22.85	1.6%
American Express Company	$31.51	$34.84	10.6%
Compass Minerals International, Inc.	$53.24	$62.32	17.1%

Recent Price	$23.78
Market Cap.	$138.7B
Forward P/E	14.9
Price / Sales	4.0
Price / Book	3.5
Dividend Yield	n/a

Cisco Systems, Inc. (CSCO)

Founded by computer scientists at Stanford in 1984 and headquartered in Silicon Valley, Cisco is the world’s largest manufacturer of data network equipment and software, with about 70% of the Ethernet switch market and over 50% market share in routers, both of which form the guts of the Internet and other computer networks.  Cisco also makes products for home networking, wireless networks, and video systems.  Sales to customers outside of North America account for 45% of the company’s total.

We began buying shares of Cisco in late 2007 and have added substantially to our holdings over the past year as recession driven sales declines pushed the stock down to its lowest levels in nearly six years.  Recent results indicate that sales have stabilized and orders are picking up, and  the company has lately put some of its cash hoard to work, announcing two large deals for $3 billion each and a joint venture with EMC and VMWare.

The company’s tremendous scale enables Cisco to spend over $5 billion annually on research and development and acquire new technologies.  Another advantage from this scale is efficient manufacturing that generates high profit margins.  Cisco also benefits from its dominant presence in most computer networks.  Customers are reluctant to switch to competitors’ products, given the embedded base of Cisco hardware and software and enormous cost to make broad changes.

High margins enable Cisco to generate a return on equity of about 20% and annual free cash flow of over $10 billion.  As a result, the company has a strong balance sheet, with $25 billion in net cash that the company can use for acquisitions and share repurchases.

The stock currently trades for 15 times earnings, lower than the broad market.  We believe Cisco’s sales will bounce back as the economy continues to improve, service providers catch up on upgrades to their networks, and the company introduces new products.

Recent Price	$41.21
Market Cap.	$48.6B
Forward P/E	17.0
Price / Sales	1.9
Price / Book	3.5
Dividend Yield	1.8%

American Express Company (AXP)

Founded in 1850, American Express has long been a prominent and innovative leader in the financial services industry.  The company began as an express delivery service facilitating westward expansion in the United States and later created money orders and travelers cheques.  Karl Malden’s reminder to consumers - “Don’t leave home without it” – in the 1970s and 1980s spurred widespread use of the company’s signature green charge card.  Today, American Express is a global payments and travel services company serving consumers and businesses in over 130 countries around the world.

We added American Express to the Fund’s portfolio in 2008, attracted by its iconic brand and outstanding profitability.  Like others in the financial industry, American Express suffered as a result of the turmoil in credit markets and economies worldwide.  Management has guided the company effectively through recent turmoil, limiting loan write-offs to less than 10% of the portfolio and managing its collections well.

The bulk of American Express’s revenue comes from fees charged to merchants each time a cardmember uses one of the company’s cards to purchase goods or services.  The company’s cardmembers are wealthier and tend to spend more money than those of competitors, which fuels transaction volume.  Unlike Visa and MasterCard, American Express issues its cards directly, rather than through other banks, and owns the network through which purchases on its credit cards are processed.  Ownership of its “closed loop” network allows American Express to retain all of the profits from these transactions.

American Express is extremely profitable.  Even with greater capital requirements as a bank holding company, the company should generate returns on equity of 20% or more over the long term.  With a strong balance sheet and attractive dividend yield of 1.8%, American Express is likely to provide attractive returns to shareholders.

Recent Price	$69.87
Market Cap.	$2.2 B
Forward P/E	11.6
Price / Sales	2.2

Price / Book	12.8
Dividend Yield	2.1%

Compass Minerals International, Inc. (CMP)

Compass Minerals is a commodity company, owning two essential commodities.  First, Compass is the largest producer of rock salt in North America and the United Kingdom.  Customers use the company’s salt, which represents about 80% of sales, for road deicing, water conditioning, food processing, table salt, and other various industrial and consumer applications.  Second, Compass is the biggest North American producer of sulfate of potash (SOP), a specialty fertilizer used worldwide to promote growth of high-quality crops.

Compass, a recent purchase by the Fund, has a very attractive combination of valuable commodity assets and low cost production and distribution operations.  The scale and quality of its mines and easy access to water transportation that enables fast and efficient delivery to customers give Compass a significant cost advantage over its rivals.  For example, the company’s primary rock salt mine in Goderich, Ontario is underneath Lake Huron, and the vein of salt in this mine is over 100 feet thick, compared to veins that are only 30 feet thick in nearby competitors’ mines.  Demand for deicing salt varies with winter weather conditions in the short term but is fairly steady over longer periods.  Salt sales growth for Compass will come primarily from expected increases in capacity, market share, and prices.

The fertilizer industry benefits from several favorable trends, including a decrease in the amount of farmland and an increase in personal incomes in developing countries that leads to changes in diets.  Compass should realize SOP sales growth due to these factors, expansion of its SOP production capacity, and price increases over time.

Compass recently strengthened its balance sheet by issuing $100 million of 8% notes due in 2019 and using the proceeds to redeem 12% notes that were due in 2013, thus saving interest expense and deferring principal payments.  Compass generates high returns on capital and currently offers a dividend yield of 2.1%.  Compass has gained nearly 30% since we purchased it in early August and continues to trade at a below-market multiple of 12x forward earnings.  We believe these shares will provide solid long-term returns for the Fund.

Sources for charts and text: Morningstar, Value Line, Standard and Poor’s, Yahoo Finance, company reports, and Edgemoor Investment Advisors estimates.

Conclusion

December 10, 2009 marked the Fund’s 10th anniversary.  We are proud to note that, in addition to outperforming both the S&P 500 and NASDAQ, the Fund’s 10 year performance record has earned it a rating of four stars (out of five) from fund rating company Morningstar.

We appreciate your confidence in our management of the Fund and look forward to continued success.  You can check the Fund’s NAV online at any time by typing in the Fund’s symbol (MEFOX) in most stock quotation services.  Best wishes for a happy holiday season -- and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan

Paul P. Meehan

R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

Past performance is not predictive of future performance.  The above presentation is unaudited.

	Annualized Total Return**

	One year Ending 10/31/09	Five years Ending 10/31/09	Since Inception (12/10/99)***
Meehan Focus Fund	8.58%	1.35%	1.99%
S&P 500 Total Return Index	9.80%	0.33%	-1.30%
NASDAQ Composite Index	18.84%	-0.50%	-5.54%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.
***   The Meehan Focus Fund commenced operations on December 10, 1999.

FUND EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value April 30, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period* April 30, 2009 – October 31, 2009
Actual	$1,000.00	$1,202.25	$6.44
Hypothetical (5% return before expenses)	$1,000.00	$1019.36	$5.90

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2009
	Number	Market
	of Shares	Value
COMMON STOCK -- 100.2%
Conglomerates
Berkshire Hathaway, Inc., Class B *	800	$ 2,626,400
General Electric	70,000	998,200
3M Company	10,000	735,700
Total Conglomerate -- 14.0%		4,360,300

Consumer Discretionary
Avon Products Inc.	20,000	641,000
Diageo	23,000	1,495,460
Total Consumer Discretionary -- 6.8%		2,136,460

Consumer Staples
Nestle	37,500	1,744,500
Procter & Gamble	22,000	1,276,000
Total Consumer Staples -- 9.7%		3,020,500

Energy
Devon Energy Corp.	13,000	841,230
Total Energy -- 2.7%		841,230

Financial
American Express Inc.	40,000	1,393,600
Progressive Corp.*	20,000	320,000
Total Financial -- 5.5%		1,713,600

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2009
	Number	Market
	of Shares	Value
Health
Johnson & Johnson	22,000	1,299,100
Novartis	22,000	1,142,900
Pfizer, Inc.	65,000	1,106,950
Wellpoint Inc.*	30,000	1,402,800
Total Health -- 15.8%		4,951,750

Industrials
Fastenal Co.	32,000	1,104,000
General Dynamics	10,000	627,000
Terex Corp.*	50,000	1,011,000
Total Industrials -- 8.8%		2,742,000

Information Technology
Cisco Systems, Inc.*	60,000	1,371,000
Microsoft Corp.	55,000	1,525,150
Nokia Corp.	70,000	882,700
Total Information Technology -- 12.1%		3,778,850

Materials
Compass Minerals International	12,000	747,840
ConocoPhillips	14,000	702,520
Methanex Corp.*	18,983	325,558
Monsanto Company	10,500	705,390
Noble Corp.	17,000	692,580
Total Materials -- 10.2%		3,173,888

Services
Automatic Data Processing, Inc.	30,000	1,194,000
Lowe's Companies	57,000	1,115,490
United Parcel Service Inc.	15,000	805,200
Weight Watchers Intl Inc.	16,000	424,160
Western Union Company	57,000	1,035,690
Total Services -- 14.6%		4,574,540

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2009
	Number	Market
	of Shares	Value

TOTAL COMMON STOCK (Cost $28,522,646)		$ 31,293,118

SHORT TERM INVESTMENTS -- 0.6%
First Western Bank Collective Asset Fund (0.75%)	189,587	189,587
TOTAL SHORT TERM INVESTMENTS (Cost $189,587)		$ 189,587

TOTAL INVESTMENTS (Cost $28,712,233) -- 100.8%		31,482,705
OTHER ASSETS LESS LIABILITIES -- (0.8%)		(261,464)

NET ASSETS -- 100.0%		$ 31,221,241

* Non-income producing investments

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

Assets:
Investments, at market (cost $28,712,233) (Note 1)	$31,482,705
Receivables:
Dividends and interest	34,749
Total assets	31,517,454

Liabilities:
Payables:
Due to advisor (Note 4)	30,570
Income Dividends Payable	265,643
Total liabilities	296,213

Net Assets	$31,221,241

Net Assets consist of:
Common stock (100,000,000 shares of $.0001 par value
authorized, 2,350,450 shares outstanding) (Note 2)	$235
Additional capital paid-in	29,995,291
Accumulated net realized gain(loss) on investments	(1,544,757)
Net unrealized appreciation(depreciation) on investments	2,770,472

Net Assets, for 2,350,450 shares outstanding	$31,221,241

Net Asset Value, offering per share *	$13.28

* Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2009

Investment Income:
Interest	$4,554
Dividends	586,347
Total investment income	590,901

Expenses:
Investment advisory fees (Note 4)	245,979
Service fees (Note 4)	68,328
Total expenses	314,307

Net investment income (loss)	276,594

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(1,464,621)
Net change in unrealized appreciation (depreciation) on investments	3,698,975
Net gain (loss) on investments	2,234,354

Net increase (decrease) in net assets resulting from operations	$2,510,948

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Increase in Net Assets
Operations:
Net investment income (loss)	$ 276,594	$ 271,100
Net realized gain (loss) on investments	(1,464,621)	(80,136)
Net change in unrealized appreciation
(depreciation) on investments	3,698,975	(12,972,510)
Net increase (decrease) in net assets
resulting from operations	2,510,948	(12,781,546)

Distributions to Shareholders From:
Capital Gains	0	0
Net investment income	(276,594)	(271,100)
Total distributions to shareholders	(276,594)	(271,100)

Increase in net assets from Fund
share transactions (Note 2)	469,575	1,338,879

Increase (Decrease) in net assets	2,703,929	(11,713,767)

Net Assets:
Beginning of period	28,517,312	40,231,079
End of period	$ 31,221,241	$ 28,517,312

Undistributed net investment income included in net assets	$ -	$ -

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout each Period)

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net Asset Value, Beginning of Period	$12.34	$17.93	$16.14	$14.50	$13.55

Investment Operations:
Net investment income (loss)	0.12	0.12	0.04	(0.01)	0.01
Net realized and unrealized gain (loss) on
investments	0.94	(5.59)	2.72	1.91	0.95
Total income (loss) from investment	1.06	(5.47)	2.76	1.90	0.96
operations

Distributions:
From Capital Gains	-	-	(0.93)	(0.26)	-
From net investment income	(0.12)	(0.12)	(0.04)	-	(0.01)
Total distributions	(0.12)	(0.12)	(0.97)	(0.26)	(0.01)

Net Asset Value, End of Period	$13.28	$12.34	$17.93	$16.14	$14.50

Total Return	8.58%	-30.55%	17.10%	13.10%	7.08%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$31,221	$28,517	40,231	$34,414	$30,070
Ratio of expenses to average net assets	1.14%	1.15%	1.36%	1.41%	1.50%
Ratio of net investment income
to average net assets	1.00%	0.72%	0.23%	(0.08)%	0.05%
Portfolio turnover rate	30.28%	35.92%	19.48%	23.99%	29.96%

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2009

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

The Fund’s policy is to evaluate the likelihood that its uncertain tax positions will prevail upon examination based on the extent to which those positions have substantial support within the Internal Revenue Code and Regulations, Revenue Rulings, court decisions, and other evidence.  It is the opinion of management that the Fund has no significant uncertain tax positions that would be subject to change upon examination.  The federal income tax returns of the Fund for 2007, 2008 and 2009 are subject to examination by the IRS, generally for three years after they were filed.  Interest and penalties related to uncertain tax positions, if any, are classified in the Fund’s financial statements as “other expense”.

c) Distributions to Shareholders—Distributions to shareholders are reported by the Fund on the ex-dividend date.  Dividends from net investment income and distributions of net realized

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2009

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
capital gains, if any, will be declared and paid at least annually.  Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on fund shares redeemed within 7 calendar days of their purchase.

f) Foreign Securities – The fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

g) Other – Income and expenses are recorded on the accrual basis.  Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

h) Fair Value Measurements – Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical securities

•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2009

1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued) The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2009.

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$31,482,705

Level 2 – Other Significant Observable Inputs	-

Level 3 – Significant Unobservable Inputs	-
Total	$31,482,705

2.           CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund for the year ended October 31, 2009 were as follows:
	Shares	Amount
Sold	138,717	$1,586,706
Reinvestments	20,333	250,124
Redeemed	(119,876)	(1,367,255)

Net Increase	39,174	$ 469,575

Transactions in shares of the Fund for the year ended October 31, 2008 were as follows:

	Shares	Amount
Sold	147,876	$2,283,872
Reinvestments	123,143	2,206,824
Redeemed	(203,009)	(3,151,817)
Net Increase	68,010	$1,338,879

3.           INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2009, were as follows:

Purchases	$10,355,882

Sales	8,077,708

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2009

3.           INVESTMENT TRANSACTIONS- (continued)
At October 31, 2009, unrealized appreciation(depreciation) of investments for tax purposes was as follows:

Appreciation	$4,649,303
Depreciation	(1,878,831)

Net appreciation(depreciation) on investments	$2,770,472

At October 31, 2009, the cost of investments for federal income tax purposes was $28,712,233.

4.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.90% as applied to the Fund’s average daily net assets. For the year ended October 31, 2009, the Advisor received fees of $245,979.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.25% as applied to the Fund’s average daily net assets. For the year ended October 31, 2009, the Advisor received fees of $68,328.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, Inc. (“Integrity”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.15%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, acquired fund fees and expenses, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, Inc. to provide distribution services to the Fund.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2009

4.         ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(continued)
The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no current intention of implementing the Plan during the period through October 31, 2010.

One of the directors and officers of the Fund is a director and officer of the Advisor and two of the officers of the Fund are also officers of the Advisor.

5.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
The tax character of distributions paid during the years ended October 31, 2009 and 2008 were as follows:

	2009	2008
Distributions from ordinary income	$ 276,594	$ 271,100
Distributions from Long-Term Capital Gains	-	-

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 0
Unrealized appreciation(depreciation) of securities	2,770,472
Capital Loss Carryforward	*(1,544,757)
$ 1,225,715

*The fund has unexpired capital loss carry forward for tax purposes as of October 31, 2009 totaling $1,544,757, which may be used to offset capital gains.  The capital loss carry forward amounts will expire in each of the years ending October 31 as shown in the following table.

Year	Unexpired Capital Losses
2016	$ 80,136
2017	$1,464,621

6.           SUBSEQUENT EVENTS
No significant events occurred subsequent to the Fund’s year end.  Subsequent events have been evaluated through December 29, 2009, which is the date the financial statements were issued.

DIRECTORS AND OFFICERS as of October 31, 2009

DIRECTORS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (69) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (69) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:
Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (70) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of October 31, 2009 – Continued

OFFICERS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (46) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Treasurer	Since 2002	N/A	None
Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Investment Advisors, Inc., January 2005 to December 2005; Vice-President, Edgemoor Investment Advisors, Inc., December 2002 to January 2005; Attorney, United States Environmental Protection Agency, 1997 to 2002.

R. Jordan Smyth, Jr. (42) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Investment Advisors, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Fund during the period to all Directors totaled $10,000.  Directors serve for the lifetime of the Company, or until they are removed or resign.  Officers are elected annually for one year terms.  The Company’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr. qualify as “interested persons” of the Company as that term is defined by the Investment Company Act of 1940, as amended.  Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund.  For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND

Notice to Shareholders
October 31, 2009

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2009 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments as of October 31, 2009, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2009 and 2008, and the financial highlights for each of the five years in the period ended October 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meehan Focus Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the years ended October 31, 2009 and 2008, and the financial highlights for each of the five years in the period ended October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2009, Meehan Mutual Funds, Inc. (the “Company”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer.  The Company has not made any amendments to its code of ethics during the covered period.  The Company has not granted any waivers from any provisions of the code of ethics during the covered period.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Company’s Board of Directors (“Board”) has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.  However, the Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

Item 4. Principal Accountant Fees and Services

(a)  Audit Fees

The aggregate fees billed by the Company’s independent public accountants, Brady Martz & Associates, P.C. (“BMA”) for professional services rendered in connection with the audit of the Company’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $7,400 for the fiscal period ended October 31, 2008, and $7,400 for the fiscal period ended October 31, 2009.

(b)  Audit-Related Fees

The aggregate fees BMA billed to the Company for assurance and other services which are reasonably related to the performance of the Company’s audit and are not reported under Item 4(a) were $1,332 for the fiscal period ended October 31, 2008 and $650 for the fiscal period ended October 31, 2009.  These fees were to pay for the consent letter, accompanying the prospectus, as well as the personal property tax return preparation.  The aggregate fees BMA billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2008 and $0 for the fiscal period ended October 31, 2009.

(c)  Tax Fees

The aggregate tax fees BMA billed to the Company for tax compliance, tax advice, and tax planning services were $795 for the fiscal period ended October 31, 2008 and $675 for the fiscal period ended October 31, 2009.  The aggregate tax fees BMA billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for services directly related to the operations and financial reporting of the

Company were $0 for the fiscal period ended October 31, 2008 and $0 for the fiscal period ended October 31, 2009.

(d)  All Other Fees

For the fiscal periods ended October 31, 2008 and October 31, 2009, the Company paid BMA no other fees.  The aggregate fees BMA billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for any other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2008 and $0 for the fiscal period ended October 31, 2009.

(e)  The Company’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Company) is responsible for pre-approval of all auditing services performed for the Company.  The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting.  The Audit Committee also is responsible for pre-approval  (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Company or for any service affiliate of the Company.  The Company’s Audit Committee pre-approved all fees described above which BMA billed to the Company.

(f) Less than 50% of the hours billed by BMA for auditing services to the Company for the fiscal period ended October 31, 2009, were for work performed by persons other than full-time, permanent employees of BMA.

(g)  The aggregate non-audit fees billed by BMA to the Company and to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser were $0 for the fiscal period ended October 31, 2008 and $0 for the fiscal period ended October 31, 2009.

(h)  The Company’s Audit Committee has not considered the non-audit services provided to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser as described above because no non-audit services were performed by the accountant.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Company.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Company.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Company.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 30, 2009.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of  the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)              Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)              The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)              Not applicable to the Company.

(b)              The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date: January 7, 2010

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 7, 2010
/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Date: January 7, 2010
/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer